Fair Value and Fair Value Hierarchy of Financial Instruments	12 Months Ended
Dec. 31, 2020
Disclosure Of Fair Value Of Financial Instruments [Abstract]
Fair Value and Fair Value Hierarchy of Financial Instruments

32. FAIR VALUE AND FAIR VALUE HIERARCHY OF FINANCIAL INSTRUMENTS

As at December 31, 2020, 2019 and 2018, the fair values of the Group’s financial assets or liabilities approximated to their respective carrying amounts.

Management has assessed that the fair values of cash and cash equivalents, pledged deposits, time deposits, financial assets included in prepayments, other receivables and other assets, trade receivables, trade and notes payables and financial liabilities included in other payables and accruals approximate to their carrying amounts largely due to the short-term maturities of these instruments.

The Group’s finance department headed by the finance manager is responsible for determining the policies and procedures for the fair value measurement of financial instruments. The finance department reports directly to the finance manager. At each reporting date, the finance department analyzed the movements in the values of financial instruments and determined the major inputs applied in the valuation. The valuation was reviewed and approved by the finance manager. The valuation process and results are discussed with the directors once a year for annual financial reporting.

The fair values of the financial assets and liabilities are included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

During the years ended December 31, 2020, 2019 and 2018, there were no transfers of fair value measurements between Level 1 and Level 2 and no transfers into or out of Level 3 for both financial assets and liabilities.